                                                                EXHIBIT 99.2


PRO FORMA FINANCIAL INFORMATION

Harris Williams & Co. - Virginia Corporation ("HW Corp") was formed in 1991 and Harris Williams was later formed in August 1994, upon investment of Sirrom Ltd. (the "Minority Interest"). At that time, HW Corp began conducting all of its operations through Harris Williams. HW Corp's operations after August 1994 consist solely of its investment in Harris Williams.

The pro forma balance sheet data at June 30, 1996 and statement of operations data for the three months ended June 1996, has been prepared based on unaudited statements of operations of each of the respective companies. The minority interest deduction included in the HW Corp financial statements is eliminated in the pro forma presentation because the Company is acquiring the Minority Interest. The pro forma financial information reflects the Company's investment in HW Corp. as being accounted for under the equity method because a non-investment company is not permitted to be consolidated with an investment company under the Investment Company Act of 1940. The pro forma statement of operations data may not be indicative of future results of operations or of the actual results of operations had the acquisition described above been effective on January 1 of each respective year.

                           SIRROM CAPITAL CORPORATION

                          PRO FORMA BALANCE SHEET DATA


                                                                JUNE 30, 1996
                                   -------------------------------------------------------------------------
                                      SIRROM
                                     CAPITAL                     MINORITY
                                   CORPORATION      HW CORP      INTEREST       ADJUSTMENTS      PRO FORMA
                                   -----------    ----------    ----------     -------------    -----------
             ASSETS

Investments, at fair value:
  Loans                            $187,556,418   $        -   $         -     $         -     $ 187,556,418
  Equity interests                   25,488,907            -             -               -        25,488,907
  Warrants                           13,748,118            -             -               -        13,748,118
                                   ------------   ----------   -----------     -----------     -------------
      Total investments             226,793,443            -             -               -       226,793,443

Investment in unconsolidated
 subsidiary                                                                      2,262,737  (1)    2,262,737
Cash and cash equivalents            39,818,682    1,997,642             -      (1,997,642) (1)   39,818,682
Interest receivable                   2,704,360            -             -               -         2,704,360
Accounts receivable                           -      876,367             -        (876,367) (1)            -
Debenture costs, net                  2,257,887            -             -               -         2,257,887
Furniture and equipment, net            220,067       92,602             -         (92,602) (1)      220,067
Other assets                            615,362       13,017             -         (13,017) (1)      615,362
                                   ------------   ----------   -----------     -----------     -------------
      Total assets                 $272,409,801   $2,979,628   $         -     $  (716,891)    $ 274,672,538
                                   ============   ==========   ===========     ===========     =============

          LIABILITIES

Debentures payable to SBA          $ 83,260,000   $        -   $         -       $       -     $  83,260,000
Revolving credit facility            35,887,766            -             -               -        35,887,766
Interest payable                      1,266,976            -             -               -         1,266,976
Accrued taxes payable                 2,353,368            -             -               -         2,353,368
Accounts payable and accrued
 expenses                             1,072,754      716,891             -        (716,891) (1)    1,072,754
                                   ------------   ----------   -----------     -----------     -------------
      Total liabilities             123,840,864      716,891             -        (716,891)      123,840,864
                                   ------------   ----------   -----------     -----------     -------------

Minority interest
Shareholders' equity:                                735,686      (735,692)              -

Common stock                        124,512,161       60,783       500,000               -       125,072,944
Notes receivable from
  employees                          (1,539,858)           -             -               -        (1,539,858)
Undistributed net realized
  earnings                           11,287,906    1,466,268       235,692               -        12,989,860
Unrealized appreciation of
  investments                        14,308,728            -             -               -        14,308,728
                                   ------------   ----------   -----------     -----------     -------------
      Total shareholders' equity    148,568,937    2,262,736             -               -       150,831,674
                                   ------------   ----------   -----------      ----------     -------------
      Total liabilities, and
      shareholders' equity         $272,409,801   $2,979,628   $         -      $ (716,891)    $ 274,672,538
                                   ============   ==========   ===========      ==========     =============


(1)  Adjustment to present Harris Williams under the equity method.

                           SIRROM CAPITAL CORPORATION

                     PRO FORMA STATEMENT OF OPERATIONS DATA


                                                        SIX MONTHS ENDED JUNE 30, 1996
                                    --------------------------------------------------------------------------
                                       SIRROM
                                      CAPITAL                     MINORITY
                                    CORPORATION      HW CORP      INTEREST     ADJUSTMENTS         PRO FORMA
                                    -----------   -----------   -----------  ---------------------------------
 OPERATING INCOME:
   Interest on investments          $ 10,448,319  $            $          -  $         -         $  10,448,319
   Advisory fees                               -   2,453,831              -   (2,453,831)(2)                 -
   Loan processing fees                1,573,050           -                           -             1,573,050
   Other income                           62,055     227,539              -     (227,539)(2)            62,055
                                     -----------  ----------   ------------  -----------         -------------
     Total operating income           12,083,424   2,681,370              -   (2,681,370)           12,083,424


 Equity in earnings of
 unconsolidated subsidiary,
 before income taxes                           -           -              -    1,422,627 (2)         1,422,627

 OPERATING EXPENSES:
   Interest expense                    3,841,275           -              -            -             3,841,275
   Salaries and benefits               1,407,678   1,023,981              -   (1,023,981)(2)         1,407,678
   Other operating expenses              980,163     234,762              -     (234,762)(2)           980,163
   Amortization expense                  277,643           -              -            -               277,643
                                     -----------  ----------   ------------  -----------         -------------
     Total operating expenses          6,506,759   1,258,743              -   (1,258,743)            6,506,759
                                     -----------  ----------   ------------  -----------         -------------

 Net operating income                  5,576,665   1,422,627              -                          6,999,292

 Realized gain on investments          5,956,489           -              -            -             5,956,489
 Change in unrealized
  appreciation of investments          4,495,427           -              -            -             4,495,427
 Provision for income taxes           (2,204,960)          -              -     (497,919)(1)        (2,702,879)
 Minority interest                             -    (284,525)       284,525            -                     -
                                     -----------  ----------   ------------  -----------         -------------
     Net increase in
     shareholders' equity resulting
     from operations                 $13,823,621  $1,138,102   $    284,525  $  (497,919)        $  14,748,329
                                     ===========  ==========   ============  ===========         =============


 Per share:
   Pretax operating income          $        .58                                                   $       .66
   Net increase resulting from
   operations                               1.43                                                          1.39
   Fully diluted weighted average
   shares oustanding                   9,691,981                                 898,454(3)         10,590,435(3)


(1) Reflects the provision for federal income taxes on operations of HW Corp and Minority Interest at statutory rates so that the pro forma data maybe indicative of ongoing operations of the Company. However, the Company's actual financial statements for the period above will have no federal income tax provision.
(2)  Adjustment to present Harris Williams under the equity method.
(3) Reflects the impact of the shares issued in connection with the proposed acquisition.